TM 2nd Quarter 2012 Earnings Conference Call Noranda Aluminum Holding Corp July 25, 2012 10:00 AM Eastern / 9:00 AM Central Exhibit 99.2

The presentation and comments made by Noranda’s management on the quarterly conference call contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward- looking statements are statements about future, not past, events and involve certain important risks and uncertainties, any of which could cause the Company’s actual results to differ materially from those expressed in forward-looking statements, including, without limitation: the cyclical nature of the aluminum industry and fluctuating commodity prices, which cause variability in earnings and cash flows; a downturn in general economic conditions, including changes in interest rates, as well as a downturn in the end-use markets for certain of the Company’s products; fluctuations in the relative cost of certain raw materials and energy compared to the price of primary aluminum and aluminum rolled products; the effects of competition in Noranda’s business lines; Noranda’s ability to retain customers, a substantial number of which do not have long-term contractual arrangements with the Company; the ability to fulfill the business’s substantial capital investment needs; labor relations (i.e. disruptions, strikes or work stoppages) and labor costs; unexpected issues arising in connection with Noranda’s operations outside of the United States; the ability to retain key management personnel; and Noranda’s expectations with respect to its acquisition activity, or difficulties encountered in connection with acquisitions, dispositions or similar transactions. Forward-looking statements contain words such as “believes,” “expects,” “may,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” or “anticipates” or similar expressions that relate to Noranda’s strategy, plans or intentions. All statements Noranda makes relating to its estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results or to the Company’s expectations regarding future industry trends are forward-looking statements. Noranda undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management's current estimates, projections, expectations or beliefs. For a discussion of additional risks and uncertainties that may affect the future results of Noranda, please see the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Report on From 10-Q. Forward Looking Statements 2

2nd Quarter 2012 Financial Highlights

Results Overview

- Our 2Q results and 3Q, 4Q outlook track previously communicated 2012 expectations
- We believe demand fundamentals support return to equilibrium price
- We are maintaining our focus on long-term value creation while taking prudent actions to manage through the current price environment.

Financial Highlights

- Excluding special items, diluted EPS—$0.11
- Total segment profit—$49.1 million
- Cash used by operating activities—$1.9 million
- Cash and available revolver— $216.1 million
- Net Cash Cost—$0.73 per pound
- Declared $0.04 per share dividend

2nd Quarter 2012 Overview

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2 n d Quar ter 20 1 2 R esu lts O ve rv ie w LTM MWTP $1.13 $1.13 $1.07 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 Q2-11 Q1-12 Q2-12 $ p er p ou nd LTM Revenue LTM Net Cash Cost LTM Segment Profit $281 $240 $202 $0 $50 $100 $150 $200 $250 $300 Q2-11 Q1-12, Adjusted (1) Q2-12 Adjusted (1) $ i n m illi on s Executing our strategy in a challenging environment 4 $0.69 $0.75 $0.76 $0.50 $0.55 $0.60 $0.65 $0.70 $0.75 $0.80 $0.85 $0.90 Q2-11 Q1-12 Adjusted (1) Q2-12 (1) $ pe r p ou nd (1) Excludes $16.5 million impact of Q4 2011 maintenance events $1,479 $1,519 $1,464 $0 $300 $600 $900 $1,200 $1,500 $1,800 Q2-11 Q1-12 Q2-12 $ i n m illi on s

Primary Aluminum Shipments Bauxite Shipments 5 Strong Product Demand Flat-Rolled Product Shipments 143 144 148 146 142 146 0 50 100 150 200 Q1-11 Q2-11 Q3-11 Q4-11 Q1-12 Q2-12 Po un ds in m illi on s Value-Added External sow Intercompany 2 n d Quar ter 2 0 1 2 S h ip m en ts Alumina Shipments 1,277 1,226 1,369 1,271 1,145 1,162 0 300 600 900 1200 1500 Q1-11 Q2-11 Q3-11 Q4-11 (1) Q1-12 Q2-12 km ts Internal External 291 289 284 260 288 289 0 50 100 150 200 250 30 350 Q1-11 Q2-11 3- Q4-1 (1) 1- 2 Q2-12 Km ts CGA External SGA External SGA Intercompany (1) As reported, including the negative impact from maintenance events in Q4 2011 91 100 95 76 93 102 0 20 40 60 80 100 120 140 Q1-11 Q2-11 Q3-11 Q4-11 Q1-12 Q2-12 Po un ds in m illi on s

Snapshot of Aluminum and Noranda Fundamentals

Demand Fundamentals Support Return to Equilibrium Price

Global Supply Factors

- World production/consumption balance[1]
  - 0.2 million MT deficit for 2Q-12
  - 0.9 million MT surplus for LTM 2Q-12
- Curtailments and disruptions since 3Q-11[1]
  - 1.6 million MT curtailed; 1.8 million MT disrupted
- LME warehouse inventories—4.8 million MT[2]
- Cost factors
  - Projected range of increase in marginal cost of production from ‘12 to ‘13—5% to 10%[1]
  - Global average power tariffs CAGR through 2014—6.7%[1]

Demand Factors and Consensus LME Forecasts

- Demand fundamentals
  - Projected consumption CAGR through 2016[1]
    - Global—6.1% with China; 3.9% outside China
    - United States—4.0%
- CRU LME cash price forecast ($ per lb)[1]
  - $1.06 for 2013; $1.14 for 2014; $1.20 for 2015

Macroeconomic Factors

- Sovereign debt issues in Europe
- Growth rate for China’s economy
- “Fiscal cliff” in the United States

Noranda

- Demand
  - Value-added and fabricated capabilities
  - Integration into downstream = security of demand
- Cost
  - Second quartile upstream assets
  - Smelter power contract through May 2020; current rates near middle of global power cost curve
  - Integrated upstream supply chain provides security of supply and ability to manage costs
  - Passionate focus on productivity

Sources: (1) CRU (2) LME

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2012 CORE Savings by Segment Flat-Rolled Products, $10 Primary Aluminum, $10 Alumina, $6 Bauxite, $4 Corporate, $1 $31 million in YTD 2012 CORE savings $ in millions Productivity Complements Growth in Creating Value 2 n d Quar ter 20 1 2 P rod u ctiv it y 7 2012 CORE Savings by Type EBITDA, $22 Capex, $3 Working Capital, $6 $ in millions EBITDA Capex Working Capital • Cost Out – Impact materials prices through procurement practices    – Reduce costs through improved yields   – Avoid unproductive spending by rationalizing investments   • Reliability and Effectiveness – Grow capacity through improved utilization and de-bottlenecking  – Improve operational predictability   – Eliminate unplanned losses  

2 n d Quarte r 2 0 1 2 Se gm ent Re sult s 8 Segment Profit Summary Q2 2011 Q1 2012 Q2 2012 Integrated upstream segment profit $79.5 $38.8 $40.8 Flat-Rolled Products segment profit 16.2 14.5 14.6 Corporate costs (7.2) (8.7) (6.3) Total segment profit $88.5 $44.6 $49.1

9 Upstream Segment Profit Q2 2011 Q1 2012 Q2 2012 Average realized Midwest transaction price $ 1.26 $ 1.05 $ 1.01 Net Cash Cost 0.70 0.78 0.73 Integrated upstream margin per pound $ 0.56 $ 0.27 $ 0.28 Total Primary Aluminum segment shipments 144.0 142.2 146.2 Integrated upstream segment profit $ 79.5 $ 38.8 $ 40.8 2 n d Quar ter 20 1 2 Se gm en t R esu lt s

2 n d Quarte r 2 0 1 2 Cash Cost P erfo rmanc e 10 Cash Cost Performance $0.73 $0.03 $0.04 $0.01 $0.01 $0.01 $0.03 $0.78 $0.50 $0.55 $0.60 $0.65 $0.70 $0.75 $0.80 $0.85 $0.90 Q1 2012 Net Cash Cost Bauxite/Alumina Selling Price Peak Power Surcharge Change in Margin Eliminations Wages/Benefits Carbon-Based Raw Materials CORE and Other, Net Q2 2012 Net Cash Cost $ per po u n d

2 n d Quarte r 2 0 1 2 Se gm ent P rof it Br id ge 11 Bridge of Segment Profit to Net Income, Excluding Special Items Q2 2011 Q1 2012 Q2 2012 Segment profit $ 88.5 $44.6 $ 49.1 LIFO/LCM (9.1) 4.9 (0.6) Other recurring non-cash items (2.3) (1.3) (4.3) EBITDA, excluding special items 77.1 48.2 44.2 Depreciation and amortization (24.5) (22.9) (23.7) Interest expense, net (5.5) (6.5) (8.8) Pre-tax income, excluding special items 47.1 18.8 11.7 Income tax expense (15.7) (6.1) (3.9) Net income, excluding special items $ 31.4 $12.7 $ 7.8

2 n d Quarte r 2 0 1 2 Fina n cial Mana ge m ent Rev ie w 12 Liquidity and Capitalization Highlights $12.1 $11.6 $23.2 $2.6 $20.3 $38.5 $6.5 $2.4 $73.0 $73.5 $50.6 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 $110 $120 $130 Cash, March 2012 Adjusted EBITDA Operating Working Capital Other Operating Cash Flows Cash Payments of Interest Cash Payments of Taxes Other, Net Cash Available for Investment, Distribution Regular Dividends $0.04 / SH Capital Expenditures Cash, June 2012 $ in m ill io n (1) Represents $165 million available borrowing capacity under the revolving credit plus cash at June 30, 2012 of $51 million • Net debt (debt minus cash) – $546.6 million • Net debt to trailing twelve month Adjusted EBITDA ratio - 3.6 to 1 • No debt maturities before 2015 • Total liquidity - $216 million (1)

2nd Quarter Capital Projects

Investing in Long-Term Value Creation Projects

Rod Mill

- Investment—$45 million
- Deliverable—state-of-the art mill to produce redraw rod used in electrical wire and cable applications
- Location—specific location in US to be determined
- Value proposition—LME independent; ~40% increase in rod volume annually once fully operational; increase productivity
- Segment effected—Primary Aluminum
- Timing—Majority of spend to occur from early 2013 to early 2015; fully operational in 2015, with some production beginning in 2014

Port Expansion

- Investment—$11 million
- Deliverable—dredge harbor at Port Rhodes; builds on infrastructure improvements and dredging performed in late 2010-early 2011.
- Location—Port Rhodes
- Value proposition—LME independent; decrease alumina shipping costs; increase productivity
- Segments effected—Alumina, Bauxite
- Timing—Spending to occur from late 2012 to late 2013

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2nd Quarter 2012 Takeaways

Key Takeaways

1. Our 2Q results and 2H outlook track previously communicated 2012 expectations
   - Second quarter demand was solid for our value added primary and flat-rolled aluminum products
   - Third quarter demand also appears strong; too soon to tell about fourth quarter seasonality
   - At 73 cents for quarter and 75 cents year-to-date, cash cost is tracking 2012 expectations
   - Third quarter cash cost bears full impact of peak power surcharge in New Madrid

2. We believe demand fundamentals support return to equilibrium price
   - Production and consumption are in balance globally, with certain regions in deficit
   - Global macroeconomic conditions may continue to have negative impact on price into early 2013

3. We remain focused on long-term value creation while also taking prudent actions to manage through the current price environment
   - Moving forward with 2 capital projects totaling $56 million investment; projects' value-creation independent of LME
   - Year-to-date, CORE has produced $31 million of productivity gains
   - CORE program supplement by incremental actions to reduce discretionary spending

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Non-GAAP Measure: Disclaimer N o n -GAAP Me asu re : Disclaim e r This presentation contains non-GAAP financial measures as defined by SEC rules. We think that these measures are helpful to investors in measuring our financial performance and comparing our performance to our peers. However, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures used by other companies. These non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for U.S. GAAP financial measures. To the extent we disclose any non-GAAP financial measures, a reconciliation of each measure to the most directly comparable U.S. GAAP measure is available in the Press Release included as an exhibit to the Current Report on Form 8-K to which this presentation is also an exhibit. As such, this presentation should be read in conjunction with our Press Release.

TM